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                                                                    EXHIBIT 23.1
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of Learmonth & Burchett Management Systems, Plc of our report dated May 31, 1996, appearing on page 26 of the Form 10-K for the year ended April 30, 1996.


PRICE WATERHOUSE
Houston, Texas
March 18, 1997